CMA CONNECTICUT
MUNICIPAL MONEY FUND


Annual Report







March 31, 1998

MERRILL LYNCH BULL LOGO



OFFICERS AND TRUSTEES
Arthur Zeikel--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Richard R. West--Trustee
Terry K. Glenn--Executive Vice President
Vincent R. Giordano--Senior Vice President
Edward J. Andrews--Vice President
Donald C. Burke--Vice President
Peter J. Hayes--Vice President
Kenneth A. Jacob--Vice President
Steven T. Lewis--Vice President
Darrin J. SanFillippo--Vice President
Kevin A. Schiatta--Vice President
Helen Marie Sheehan--Vice President
Gerald M. Richard--Treasurer
Robert Harris--Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210*

[FN]
*For inquiries regarding your CMA account, call
 (800) CMA-INFO [(800) 262-4636].


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. The Fund seeks to maintain a consistent $1.00 net asset value per share, although this cannot be assured. An investment in the Fund is neither insured nor guaranteed by the US Government. Statements and other information herein are as dated and are subject to change.




CMA Connecticut
Municipal Money Fund
Box 9011
Princeton, NJ 08543-9011

Printed on post-consumer recycled paper



TO OUR SHAREHOLDERS:


For the year ended March 31, 1998, CMA Connecticut Municipal Money Fund paid shareholders a net annualized yield of 2.93%.* As of March 31, 1998, the Fund's 7-day yield was 2.85%.

Economic Environment and
Investment Strategy
For the six-month period ended March 31, 1998, US credit and equity markets continued to post solid gains. The US Treasury market benefited from the continuing problems in Pacific Rim economies, a strong US dollar and weaker US exports, thus moving prices sharply higher by mid-January 1998. Stock prices also rose with the Dow Jones Industrial Average gaining 11% as investors began to view the problems in Asia as having little impact on the continued strength of the domestic economy. The US economy, led by housing, transportation and consumer demand, continued to register above-trend growth. The credit markets retraced some earlier gains as the period closed with investors becoming concerned that the Federal Reserve Board may have to raise short-term interest rates as early as the second quarter of 1998 if the economy continues to grow at its current pace. The yield on the 30-year US Treasury bond ended the period at 5.94%, down 45 basis points (0.45%) from September 30, 1997 but off the six-month period low of 5.69%. The one-year US Treasury bill ended March 31, 1998 at 5.40%, slightly lower than at September 30, 1997 and off the period low of 5.18% recorded in early January 1998.

During the six-month period ended March 31, 1998, the short-term municipal market experienced strong asset growth with assets in tax-exempt money funds increasing by 14.3% to $172.5 billion from $150.8 billion at September 30, 1997. By mid-period, strong demand lowered the yield on MIG1-rated municipal notes with a June 1998 maturity to 3.45% from 3.75% at the beginning of the period. The yield on 7-day variable rate notes also fell, registering an average 2.81% yield compared to 3.72% at the beginning of the period.

[FN]
*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

We maintained a neutral average portfolio maturity of 35 days--45 days during the six months ended March 31, 1998, which provided the flexibility to adjust to changing market conditions. The shape of the short-term municipal yield curve remained flat, offering little incentive to extend the Fund's average life. We continued to utilize the Fund's tax-exempt commercial paper and municipal note holdings to manage its average portfolio maturity. We were able to lock in attractive yields through investments in tax-exempt commercial paper during periods of strong investor demand. Our focus in the note sector concentrated in the six-month--nine-month maturity range. This range offered the best opportunities to provide solid credit quality and diversification, while limiting interest rate exposure. Our investment strategy for the 12-month period ended March 31, 1998 enabled us to achieve a gross yield better than the average of similar Connecticut tax-exempt money funds for the same period, while maintaining a stable net asset value.

A strong Connecticut economy added 33,800 jobs in 1997 and lowered the state's unemployment rate to 4.7%. Leading the way as two important job growth leaders were the gaming and finance industries. Connecticut Governor John Rowland is facing re-election in 1998 and has proposed $300 million in tax cuts for the upcoming legislative session. The largest cut, $200 million, would be in the state income tax, which was instituted in 1991 and generated an estimated $3.4 billion in the current fiscal year. Short-term municipal issuance within Connecticut decreased to $175.5 million during the six months ended March 31, 1998 from $355.4 million issued in the previous six-month period.

In the upcoming months, investors will watch closely data from the second and third quarters of 1998 on the US economy as they look for signs that Asian economic problems are impacting domestic growth and the possible future course of short-term interest rates. Short-term municipal market investors will focus on three areas during the upcoming six months. First, money funds typically experience sizable outflows beginning in mid-April because of income tax-related payments. Variable rate note yields tend to move higher during this period as dealers raise interest rates to control inventories. The Fund is currently well positioned to take advantage of the anticipated higher yields. Second, the June--August period is historically one of heavy note issuance with several large issuers, including the states of California and Texas, expected to enter the market. The Fund's average portfolio maturity is likely to increase modestly during this period, as we anticipate being active in the Connecticut note market. Finally, the Securities and Exchange Commission has issued new technical amendments to Rule 2a-7, which are the guidelines governing money market funds. The new guidelines are to take effect on July 1, 1998 and will impose new diversification requirements for state-specific money funds. However, we do not anticipate a need for changes to the Fund's portfolio strategy or structure to comply with the new regulations.

In Conclusion
We appreciate your continued interest in CMA Connecticut Municipal Money Fund, and we look forward to serving your investment needs in the future.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Steven T. Lewis)
Steven T. Lewis
Vice President and Portfolio Manager




May 4, 1998




Portfolio Abbreviations for CMA Connecticut Municipal Money Fund

AMT           Alternative Minimum Tax (subject to)
BAN           Bond Anticipation Notes
CP            Commercial Paper
GO            General Obligation Bonds
HFA           Housing Finance Agency
IDB           Industrial Development Board
IDR           Industrial Development Revenue Bonds
M/F           Multi-Family
MSTR          Municipal Securities Trust Receipts
PCR           Pollution Control Revenue Bonds
TRAN          Tax Revenue Anticipation Notes
UT            Unlimited Tax
VRDN          Variable Rate Demand Notes



CMA CONNECTICUT MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1998                                                             (IN THOUSANDS)
                      Face                                                                                       Value
State                Amount                            Issue                                                   (Note 1a)
Connecticut--       $ 4,735   Bethel, Connecticut, BAN, UT, 4% due 7/10/1998                                    $  4,737
77.7%                21,750   Connecticut State Development Authority, Health Care Revenue Bonds
                              (Independent Living Project), VRDN, 3.50% due 7/01/2015 (a)                         21,750
                      4,135   Connecticut State Development Authority, IDB (Connecticut Spring and
                              Stamping Corporation), VRDN, AMT, 3.60% due 9/01/2008 (a)                            4,135
                      4,000   Connecticut State Development Authority, IDR (Handy and Harman Refining),
                              VRDN, AMT, 3.60% due 12/01/2017 (a)                                                  4,000
                              Connecticut State Development Authority, PCR, Refunding, VRDN (a):
                     32,350      (Connecticut Light & Power Co. Project), Series A, 3.65% due 9/01/2028           32,350
                      1,000      (United Illuminating Co. Project), 3.65% due 6/01/2026                            1,000
                     20,100      (Western Massachusetts Electric Co.), Series A, 3.35% due 9/01/2028              20,100
                      8,000   Connecticut State Development Authority Revenue Bonds (Solid Waste Project),
                              VRDN, AMT, 3.40% due 8/01/2023 (a)                                                   8,000
                      3,575   Connecticut State, GO, Series B, 4.50% due 10/01/1998                                3,591
                     14,500   Connecticut State, GO, VRDN, UT, Series B, 3.65% due 5/15/2014 (a)                  14,500
                              Connecticut State, HFA (Housing Mortgage Finance Program), AMT, CP, Series D:
                      3,375      3.80% due 4/07/1998                                                               3,375
                      4,500      3.45% due 6/01/1998                                                               4,500
                      4,450      3.45% due 6/09/1998                                                               4,450
                      4,500      3.40% due 6/12/1998                                                               4,500
                      4,505      3.50% due 8/14/1998                                                               4,505
                              Connecticut State Health and Educational Facilities Authority Revenue Bonds:
                      5,000      (Hospital of St. Raphael), VRDN, Series J, 3.45% due 7/01/2022 (a)                5,000
                      3,300      (Saint Mary's Hospital), Issue B, 7.80% due 7/01/1998 (c)                         3,398
                      1,000      (Sharon Hospital Issue), VRDN, Series A, 3.50% due 7/01/2027 (a)                  1,000
                      2,815      (Yale--New Haven Hospital), Series E, 3.80% due 6/01/1998 (b)                     2,815
                      3,500      (Yale University), CP, Series P, 3.65% due 4/07/1998                              3,500
                      4,000      (Yale University), CP, Series P, 3.70% due 4/07/1998                              4,000
                      2,500      (Yale University), CP, Series P, 3.30% due 6/09/1998                              2,500
                      3,200      (Yale University), CP, Series P, 3.40% due 8/11/1998                              3,200
                      3,500      (Yale University), CP, Series P, 3.40% due 8/14/1998                              3,500
                     17,300      (Yale University), VRDN, Series T, 3.65% due 7/01/2029 (a)                       17,300
                     11,200      (Yale University), VRDN, Series T, 3.70% due 7/01/2029 (a)                       11,200
                              Connecticut State Municipal Electric Energy Cooperative, Power Supply
                              System Revenue Bonds, CP, Series A:
                      1,500      3.15% due 5/01/1998                                                               1,500
                      2,300      3.20% due 5/13/1998                                                               2,300
                      3,900      3.30% due 6/01/1998                                                               3,900
                     11,505   Connecticut State Refunding (Economic Recovery Notes), UT, 5% due 6/15/1998         11,534
                     19,900   Connecticut State Special Assessment Unemployment Compensation, Advanced
                              Fund Revenue Bonds (Connecticut Unemployment), Series C, 3.90% due
                              7/01/1998 (b)                                                                       19,900
                     28,050   Connecticut State Special Tax Obligation Revenue Bonds (Transportation
                              Infrastructure), VRDN, Second Lien, Series 1, 3.65% due 12/01/2010 (a)              28,050



CMA CONNECTICUT MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1998 (CONCLUDED)                                                 (IN THOUSANDS)
                      Face                                                                                       Value
State                Amount                            Issue                                                   (Note 1a)
Connecticut         $ 6,050   Danbury, Connecticut, BAN, UT, 4% due 8/07/1998                                   $  6,062
(concluded)           8,000   Eagle Tax-Exempt Trust, Connecticut State, VRDN, Series 94, Class 0701,
                              3.70% due 10/07/1998 (a)                                                             8,000
                              East Haven, Connecticut, BAN, UT:
                      6,000      4.25% due 7/15/1998                                                               6,007
                      1,500      4% due 9/01/1998                                                                  1,501
                      5,600   East Lyme, Connecticut, BAN, UT, 4% due 2/17/1999                                    5,624
                      4,600   Hartford, Connecticut, Redevelopment Agency, M/F Mortgage Revenue Refunding
                              Bonds (Housing-Underwood Tower Project), VRDN, 3.50% due 6/01/2020 (a)(d)            4,600
                      7,900   New Britain, Connecticut, BAN, VRDN, 3.40% due 4/14/1998 (a)                         7,900
                      6,000   New Canaan, Connecticut, BAN, UT, 3.75% due 3/09/1999                                6,016
                      2,500   Norwalk, Connecticut, BAN, UT, 4% due 7/15/1998                                      2,502
                      3,850   Plymouth, Connecticut, BAN, 4.25% due 8/06/1998                                      3,858
                      3,600   Prospect, Connecticut, BAN, UT, 3.90% due 4/15/1998                                  3,600
                      1,800   Shelton, Connecticut, Housing Authority Revenue Bonds (Crosby Commons
                              Project), VRDN, 3.60% due 1/01/2031 (a)                                              1,800
                     12,500   Stamford, Connecticut, BAN, UT, 4% due 4/01/1998                                    12,500
                      8,400   Stamford, Connecticut, Housing Authority Revenue Bonds (Morgan Street
                              Project), VRDN, AMT, 3.65% due 8/01/2024 (a)                                         8,400
                      4,750   Watertown, Connecticut, BAN, UT, 3.50% due 9/22/1998                                 4,753
                      4,500   Westport, Connecticut, BAN, UT, Series A, 4% due 6/26/1998                           4,503
                      4,400   Winchester, Connecticut, BAN, 4% due 8/04/1998                                       4,405

Puerto Rico--                 Eagle Tax-Exempt Trust, VRDN (a):
19.2%                 9,900      Puerto Rico Housing Finance Corp., 3.70% due 10/01/2011                           9,900
                      7,200      Puerto Rico M/F Mortgage, Series C, 3.70% due 10/01/2011                          7,200
                              Puerto Rico Commonwealth, Government Development Bank Revenue Bonds:
                      4,300      CP, 3.10% due 4/07/1998                                                           4,300
                      4,300      CP, 3.10% due 4/08/1998                                                           4,300
                      4,300      CP, 3.10% due 4/09/1998                                                           4,300
                        300      Refunding, VRDN, 3.375% due 12/01/2015 (a)(e)                                       300
                      3,000   Puerto Rico Commonwealth, Highway and Transportation Authority, Highway
                              Revenue Bonds, VRDN, Series X, 3.375% due 7/01/1999 (a)                              3,000
                      8,000   Puerto Rico Commonwealth, TRAN, Series A, 4.50% due 7/30/1998                        8,020
                     27,450   Puerto Rico Electric Power Authority, Power Revenue Bonds, MSTR, VRDN,
                              Series SGA-43, 3.60% due 7/01/2022 (a)(e)                                           27,450
                              Puerto Rico Industrial, Medical and Environmental Pollution Control Facilities
                              Financing Authority Revenue Bonds, CP:
                      3,400      3.25% due 6/09/1998                                                               3,400
                      1,850      3.80% due 9/01/1998                                                               1,851
                      3,400      3.25% due 6/01/1998                                                               3,400
                              Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control
                              Facilities Financing Authority, Higher Education Revenue Bonds, Series A:
                      6,800      (Ana G. Mendez University System Project), VRDN, 3.45% due 1/01/2015 (a)          6,800
                      3,100      CP, 3.70% due 4/07/1998                                                           3,100

                              Total Investments (Cost--$439,442*)--96.9%                                         439,442

                              Other Assets Less Liabilities--3.1%                                                 13,853
                                                                                                                --------
                              Net Assets--100.0%                                                                $453,295
                                                                                                                ========


(a)The interest rate is subject to change periodically based on certain indexes. The interest rate shown is the rate in effect at March 31, 1998.

See Notes to Financial Statements.

(b)FGIC Insured.
(c)Prefunded.
(d)FSA Insured.
(e)MBIA Insured.
  *Cost for Federal income tax purposes.


CMA CONNECTICUT MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 1998
Assets:
Investments, at value (identified cost--$439,441,751) (Note 1a)                                           $  439,441,751
Cash                                                                                                              34,787
Receivables:
 Securities sold                                                                         $   11,006,685
 Interest                                                                                     3,205,454       14,212,139
                                                                                         --------------
Prepaid registration fees and other assets (Note 1d)                                                              18,412
                                                                                                          --------------
Total assets                                                                                                 453,707,089
                                                                                                          --------------
Liabilities:
Payables:
 Investment adviser (Note 2)                                                                    200,125
 Distributor (Note 2)                                                                           122,594          322,719
                                                                                         --------------
Accrued expenses and other liabilities                                                                            89,563
                                                                                                          --------------
Total liabilities                                                                                                412,282
                                                                                                          --------------
Net Assets                                                                                                $  453,294,807
                                                                                                          ==============
Net Assets Consist of:
Shares of beneficial interest, $0.10 par value, unlimited number of
shares authorized                                                                                         $   45,347,315
Paid-in capital in excess of par                                                                             408,125,832
Accumulated realized capital losses--net (Note 4)                                                               (178,340)
                                                                                                          --------------
Net Assets--Equivalent to $1.00 per share based on 453,473,147 shares of
beneficial interest outstanding                                                                           $  453,294,807
                                                                                                          ==============

See Notes to Financial Statements.


CMA CONNECTICUT MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 1998
Investment Income (Note 1c):
Interest and amortization of premium and discount earned                                                  $   13,063,026
Expenses:
Investment advisory fees (Note 2)                                                        $    1,826,850
Distribution fees (Note 2)                                                                      454,599
Accounting services (Note 2)                                                                     62,364
Registration fees (Note 1d)                                                                      56,680
Professional fees                                                                                51,399
Transfer agent fees (Note 2)                                                                     45,897
Custodian fees                                                                                   31,463
Pricing fees                                                                                      4,989
Trustees' fees and expenses                                                                       2,643
                                                                                         --------------
Total expenses                                                                                                 2,536,884
                                                                                                          --------------
Investment income--net                                                                                        10,526,142
Realized Loss on Investments--Net (Note 1c)                                                                      (39,858)
                                                                                                          --------------
Net Increase in Net Assets Resulting from Operations                                                      $   10,486,284
                                                                                                          ==============


See Notes to Financial Statements.


CMA CONNECTICUT MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                For the Year Ended
                                                                                                     March 31,
Increase (Decrease) in Net Assets:                                                            1998              1997
Operations:
Investment income--net                                                                   $   10,526,142   $    8,580,599
Realized loss on investments--net                                                               (39,858)          (7,261)
                                                                                         --------------   --------------
Net increase in net assets resulting from operations                                         10,486,284        8,573,338
                                                                                         --------------   --------------
Dividends to Shareholders (Note 1e):
Investment income--net                                                                      (10,523,142)      (8,579,669)
                                                                                         --------------   --------------
Net decrease in net assets resulting from dividends
to shareholders                                                                             (10,523,142)      (8,579,669)
                                                                                         --------------   --------------
Beneficial Interest Transactions (Note 3):
Net proceeds from sale of shares                                                          1,405,810,520    1,090,795,423
Net asset value of shares issued to shareholders in reinvestment of dividends
(Note 1e)                                                                                    10,523,097        8,579,691
                                                                                         --------------   --------------
                                                                                          1,416,333,617    1,099,375,114
Cost of shares redeemed                                                                  (1,302,932,701)  (1,072,800,492)
                                                                                         --------------   --------------
Net increase in net assets derived from beneficial interest transactions                    113,400,916       26,574,622
                                                                                         --------------   --------------
Net Assets:
Total increase in net assets                                                                113,364,058       26,568,291
Beginning of year                                                                           339,930,749      313,362,458
                                                                                         --------------   --------------
End of year                                                                              $  453,294,807   $  339,930,749
                                                                                         ==============   ==============



See Notes to Financial Statements.


CMA CONNECTICUT MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                   For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                    1998        1997          1996          1995            1994
Per Share Operating Performance:
Net asset value, beginning of year                     $   1.00     $   1.00       $   1.00      $   1.00       $   1.00
                                                       --------     --------       --------      --------       --------
Investment income--net                                      .03          .03            .03           .03            .02
                                                       --------     --------       --------      --------       --------
Total from investment operations                            .03          .03            .03           .03            .02
                                                       --------     --------       --------      --------       --------
Less dividends from investment income--net                 (.03)        (.03)          (.03)         (.03)          (.02)
                                                       --------     --------       --------      --------       --------
Net assets value, end of year                          $   1.00     $   1.00       $   1.00      $   1.00       $   1.00
                                                       ========     ========       ========      ========       ========
Total Investment Return                                   2.93%        2.81%          3.01%         2.54%          1.77%
                                                       ========     ========       ========      ========       ========
Ratios to Average Net Assets:
Expenses                                                   .69%         .71%           .72%          .71%           .70%
                                                       ========     ========       ========      ========       ========
Investment income--net                                    2.88%        2.76%          2.97%         2.53%          1.76%
                                                       ========     ========       ========      ========       ========
Supplemental Data:
Net assets, end of year (in thousands)                 $453,295     $339,931       $313,362      $260,398       $250,038
                                                       ========     ========       ========      ========       ========


See Notes to Financial Statements.



CMA CONNECTICUT MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
CMA Connecticut Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and back-up withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

(f) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $3,000 have been reclassified between accumulated net realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: 0.50% of the first $500 million of average daily net assets; 0.425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.375% of average daily net assets in excess of $1 billion.


CMA CONNECTICUT MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, and/or ML & Co.

3. Shares of Beneficial Interest:
The number of shares purchased and redeemed during the period corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward :
At March 31, 1998, the Fund had a net capital loss carryforward of approximately $178,000, of which $69,000 expires in 2000, $30,000 expires in 2001, $10,000 expires in 2002, $27,000 expires in 2003,
$2,000 expires in 2005 and $40,000 expires in 2006. This amount will be available to offset like amounts of any future taxable gains.




<AUDIT-REPORT>
CMA CONNECTICUT MUNICIPAL MONEY FUND
INDEPENDENT AUDITORS' REPORT


The Board of Trustees and Shareholders,
CMA Connecticut Municipal Money Fund of
CMA Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CMA Connecticut Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence sup- porting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of CMA Connecticut Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
May 4, 1998
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CMA CONNECTICUT MUNICIPAL MONEY FUND
IMPORTANT TAX INFORMATION (UNAUDITED)


All of the net investment income distributions paid daily by CMA
Connecticut Municipal Money Fund of CMA Multi-State Municipal Series Trust during its taxable year ended March 31, 1998 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.